                                                                   EXHIBIT 99.01

GLOBAL TECHNOLOGIES CORP.

                              FOR IMMEDIATE RELEASE

         DEL GLOBAL TECHNOLOGIES TO ANNOUNCE FISCAL 2004 THIRD QUARTER
             FINANCIAL RESULTS ON TUESDAY, JUNE 15, 2004 AND CONDUCT
                   CONFERENCE CALL ON THURSDAY, JUNE 17, 2004

VALHALLA,  NY - JUNE 10,  2004 -- DEL GLOBAL  TECHNOLOGIES  CORP.  (DGTC)  ("Del
Global") today announced  plans to issue  financial  results for its fiscal 2004 third  quarter and  nine-month  periods  ended May 1, 2004 on Tuesday,  June 15,
2004.  Suzanne M. Hopgood,  Walter F. Schneider and Thomas V. Gilboy will host a conference call scheduled for 4:30 P.M. Eastern Time on Thursday,  June 17, 2004
to discuss the financial  results.  In addition,  Del Global expects to file its
Form 10-Q for its fiscal 2004 third quarter on Tuesday, June 15, 2004.

The telephone  number to join this conference  call is (800)  915-4836.  A taped replay of the call will be available  through 5:00 P.M. Eastern Time on June 24,
2004. Please dial (800) 428-6051 (Domestic) or (973) 709 - 2089  (International)
and enter the number 360472 to listen to the replay. In addition, the conference call will be broadcast  live over the  Internet  via the Webcast  section of Del
Global's  web site at  www.delglobal.com.  To  listen  to the  live  call on the
Internet, go to the web site at least 15 minutes early to register, download and install any necessary  audio  software.  If you are unable to participate in the live call,  the  conference  call will be  archived  and can be  accessed on Del
Global's website for approximately five business days.

Del Global  Technologies  Corp. is primarily engaged in the design,  manufacture
and  marketing  of  cost-effective   medical  imaging  and  diagnostic   systems
consisting of stationary and portable x-ray systems,  radiographic/ fluoroscopic systems,  dental imaging systems and proprietary  high-voltage  power conversion subsystems for medical and other critical  industrial  applications.  Industrial applications  for which Del Global  supplies power  subsystems  include  airport
explosives   detection,   analytical   instrumentation,   semiconductor  capital
equipment and energy exploration.

Statements   about  future   results   made  in  this  release  may   constitute
forward-looking   statements  within  the  meaning  of  the  Private  Securities
Litigation   Reform  Act  of  1995.   These  statements  are  based  on  current
expectations  and the current  economic  environment.  Del Global  cautions that these  statements are not  guarantees of future  performance.  These  statements involve a number of risks  and  uncertainties  that are  difficult  to  predict,

including,  but not  limited  to, the  ability of Del  Global to  implement  its business  plan;  retention of  management;  changing  industry  and  competitive conditions;  obtaining  anticipated operating  efficiencies;  securing necessary capital  facilities;  favorable  determinations  in various legal and regulatory matters;  the ability of Del Global to meet its obligations  under the agreement in principle with the US Government regarding the proposed settlement of the DoD matter;  the ability of Del Global to avoid a debarment from doing business with the U.S. Government;  and favorable general economic conditions.  Actual results could differ  materially from those expressed or implied in the  forward-looking statements.  Important  assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements are  specified  in the  Company's  filings  with  the  Securities  and  Exchange
Commission.

CONTACT:                                       INVESTOR RELATIONS:
Del Global Technologies Corp.                  The Equity Group Inc.
Walter F. Schneider,                           Devin Sullivan  (212) 836-9608
President & Chief Executive Officer

Thomas V. Gilboy, Chief Financial Officer      Adam Prior  (212) 836-9606
(914) 686-3600